Capital Management (Tables)	12 Months Ended
Dec. 31, 2025
Capital Management [Abstract]
Debt to Capital Ratios
The Company’s strategy, which is unchanged for the reporting periods, is to maintain a reasonable ratio in order to raise capital with reasonable cost. The debt to capital ratios as of December 31, 2024 and 2025 were as follows:

	As of December 31,
	2024	2025
	NT$	NT$
	(In Thousands)	(In Thousands)
Total liabilities	$194,462,244	$201,362,691
Less: Cash and cash equivalents	(105,000,226)	(110,660,052)

Net debt	89,462,018	90,702,639
Total equity	365,706,711	365,912,172

Total capital	$455,168,729	$456,614,811

Debt to capital ratios	19.65%	19.86%